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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                            SPIEKER PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)


             MARYLAND                                   94-3188774
(State of Incorporation or organization)   (I.R.S. employer identification no.)

                             ----------------------

                              2180 Sand Hill Road
                          Menlo Park, California 94025
              (Address of principal executive offices) (Zip code)

 If this form relates to the registration                     If this form relates to the registration of
 of a class of debt securities and is                         a class of debt securities and is to become
 effective upon filing pursuant to General                    effective simultaneously with the
 Instructions A(c)(1) please check the                        effectiveness of a concurrent registration
 following box. [   ]                                         statement under the Securities Act of 1933
                                                              pursuant to General Instruction A(c)(2)
                                                              please check the following box.  [   ]


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

 TITLE OF EACH CLASS TO                         NAME OF EACH EXCHANGE ON WHICH
   BE SO REGISTERED                             EACH CLASS IS TO BE REGISTERED
   ----------------                             ------------------------------
  Series C Cumulative                                New York Stock Exchange
Redeemable Preferred Stock
  $.0001 Par Value

                             ----------------------

       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                                      None

                             ----------------------

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the Registrant's Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock") included under the caption "Description of Series C Preferred Stock" in the prospectus supplement filed by the Registrant pursuant to Rule 424(b) to the Registrant's Registration Statement on Form S-3 No. 333-35997-01 is incorporated herein by reference. The Series C Preferred Stock is to be registered on the New York Stock Exchange.


ITEM 2. EXHIBITS.

        (A) Articles of Incorporation of Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-11, Registration No. 33-67906).

        (B)     Articles Supplementary of the Registrant.

        (C) Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-11, Registration No. 33-67906).

        (D) Specimen of Registrant's Series C Cumulative Redeemable Preferred Stock certificate.
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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  October 9, 1997


                                           SPIEKER PROPERTIES, INC.



                                           By: /s/  Craig G. Vought
                                              --------------------------------
                                               Craig G. Vought
                                               Executive  Vice President
                                               Chief  Financial Officer













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                                  EXHIBIT INDEX

                                                                                              Sequentially
   Exhibit                                     Description                                    Numbered Page
-----------    --------------------------------------------------------------------------     -------------
      A        Articles of Incorporation of Registrant (incorporated by reference to
               Exhibit 3.1 to the Registrant's Registration Statement on Form S-11,
               Registration No. 33-67906).

      B        Articles Supplementary of the Registrant.

      C        Bylaws of Registrant (incorporated by reference to Exhibit 3.2 to the
               Registrant's Registration Statement on Form S-11, Registration
               No. 33-67906).

      D        Specimen of Registrant's Series C Cumulative Redeemable Preferred Stock
               certificate.